UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 4, 2021

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York 10036
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 4, 2021, Hess Corporation (the “Company”) entered into Amendment No. 2 (the “Amendment No. 2”) to the Term Loan Agreement dated as of March 16, 2020 (as amended on July 9, 2020 by Amendment No. 1 thereto, the “Existing Term Credit Agreement”, and as amended by the Amendment No. 2, the “Amended Term Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Amended Term Credit Agreement has $500 million principal amount outstanding on October 4, 2021.

The Amendment No. 2 amends the Existing Term Credit Agreement to allow for a 50 basis point reduction in the interest rate applicable to certain outstanding loans, among other changes as set forth in the Amendment No. 2. Under the Amended Term Credit Agreement, participating loans made under the Existing Term Credit Agreement, to the extent outstanding, are designated as Tranche 1 Loans and non-participating loans made under the Existing Term Credit Agreement, to the extent outstanding, are designated as Tranche 2 Loans with the respective applicable rate per annum set forth in the Amended Term Credit Agreement.

The foregoing description is qualified in its entirety by reference to the complete text of the Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Many of the lenders under the Amended Term Credit Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services or other services for the Company or its affiliates, and affiliates or certain of these lenders have served in the past as underwriters in public offerings of securities by the Company, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2, dated as of October 4, 2021 to the Term Loan Agreement dated as of March 16, 2020, as amended, among Hess Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESS CORPORATION

Date: October 6, 2021	By:	/s/ John P. Rielly
Name: John P. Rielly
Title: Executive Vice President and Chief Financial Officer

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